                                                                       Exhibit 1

                            AGREEMENT OF JOINT FILING

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of TeamStaff, Inc., a New Jersey corporation.

Date: March 18, 2005

                                        WYNNEFIELD PARTNERS SMALL
                                        CAP VALUE, L.P.

                                        By: Wynnefield Capital Management, LLC,
                                              General Partner

                                              By:  /s/ Nelson Obus
                                                   ----------------------------
                                                   Nelson Obus, Co-Managing
                                                   Member

                                        WYNNEFIELD PARTNERS SMALL
                                        CAP VALUE, L.P. I

                                        By: Wynnefield Capital Management, LLC,
                                              General Partner

                                              By:  /s/ Nelson Obus
                                                   ----------------------------
                                                   Nelson Obus, Co-Managing
                                                   Member

                                        WYNNEFIELD SMALL CAP VALUE
                                        OFFSHORE FUND, LTD.

                                        By: Wynnefield Capital, Inc.

                                              By:  /s/ Nelson Obus
                                                   ----------------------------
                                                   Nelson Obus, President

                                        WYNNEFIELD CAPITAL
                                        MANAGEMENT, LLC

                                        By:  /s/ Nelson Obus
                                             ----------------------------------
                                             Nelson Obus, Co-Managing Member

                                       15

                                        WYNNEFIELD CAPITAL, INC.

                                        By:  /s/ Nelson Obus
                                             ----------------------------------
                                             Nelson Obus, President

                                             /s/ Joshua H. Landes
                                             ----------------------------------
                                             Joshua H. Landes, Individually

                                             /s/ Nelson Obus
                                             ----------------------------------
                                             Nelson Obus, Individually

                                       16